UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2017

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Post Oak Boulevard, Suite 200

Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 235-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 of this Form 8-K is incorporated by reference herein.

Item 1.02                   Termination of a Material Definitive Agreement.

Crestview Termination Agreement

On December 29, 2017, Select Energy Services, Inc. (the “Company”) entered into a Termination Agreement (the “Crestview Termination Agreement”) with Crestview Advisors, L.L.C. (“Crestview Partners”), pursuant to which the Company exercised its right to terminate the Management Services Agreement, dated December 19, 2016, by and between the Company and Crestview Partners (which is attached as Exhibit 10.7 to the Company’s Registration Statement on Form S-1, dated March 2, 2017 (Registration No. 333-216404)) (the “Crestview MSA”), effective upon payment of a termination fee of approximately $0.6 million. The Crestview Termination Agreement provides a mutual release of any and all claims arising out of the Crestview MSA or any acts or omissions of the other party to the Crestview MSA, at any time, which in any way relate to the Crestview MSA. Crestview Partners is our private equity sponsor and the manager of funds that hold the largest equity interest in SES Legacy Holdings, LLC, our principal stockholder. Additionally, our directors, Robert V. Delaney and Adam J. Klein, are employed by Crestview Partners.

The foregoing description of the Crestview Termination Agreement is qualified in its entirety by reference to the full text of the Crestview Termination Agreement, which is filed as Exhibit 10.1 hereto and incorporated into this Item 1.02 by reference.

B-29 Termination Agreement

On December 29, 2017, the Company entered into a Termination Agreement (the “B-29 Termination Agreement”) with B-29 Investments, LP (“B-29 Investments”), pursuant to which the Company exercised its right to terminate the Management Services Agreement, dated December 19, 2016, by and between the Company and B-29 Investments (which is attached as Exhibit 10.8 to the Company’s Registration Statement on Form S-1, dated March 2, 2017 (Registration No. 333-216404)) (the “B-29 MSA”), effective upon payment of a termination fee of approximately $0.6 million. The B-29 Termination Agreement provides a mutual release of any and all claims arising out of the B-29 MSA or any acts or omissions of the other party to the B-29 MSA, at any time, which in any way relate to the B-29 MSA. B-29 Investments is controlled by our Executive Chairman, John D. Schmitz.

The foregoing description of the B-29 Termination Agreement is qualified in its entirety by reference to the full text of the B-29 Termination Agreement, which is filed as Exhibit 10.2 hereto and incorporated into this Item 1.02 by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1	Termination Agreement, dated as of December 29, 2017, by and between Select Energy Services, Inc. and Crestview Advisors, L.L.C.

10.2	Termination Agreement, dated as of December 29, 2017, by and between Select Energy Services, Inc. and B-29 Investments, LP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2017

SELECT ENERGY SERVICES, INC.

By:	/s/ Gary M. Gillette
Gary M. Gillette
Chief Financial Officer and Senior Vice President

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